UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2015

ZENOVIA DIGITAL EXCHANGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-177792	20-4168979
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

3141 Fairview Park Drive, Suite 160, Falls Church, Virginia 20042

(Address of principal executive offices)

Registrant's telephone number, including area code:  (804) 306-8217

SSTL, INC.

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 4, 2015, David Moser resigned from his position as the Secretary of Zenovia Digital Exchange Corporation (the “Company”). In submitting his resignation, Mr. Moser did not express any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2015, the Company filed an amendment to the Company’s Articles of Incorporation whereby the Company’s name changed to “Zenovia Digital Exchange Corporation” and the authorized shares of common stock was increased to 1,000,000,000.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits.

3.1	Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Nevada on June 2, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2015	ZENOVIA DIGITAL EXCHANGE CORPORATION

	By:	/s/ Joseph Kowal
Name: Joseph Kowal
Title: Executive Chairman

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